                     PATENT AND TRADEMARK SECURITY AGREEMENT

            This Agreement, dated as of December 29, 2006, is made by and between MISONIX, INC., a New York corporation having a business location at the address set forth below next to its signature (the "Debtor"), and Wells Fargo
Bank, National Association (the "Secured Party"), acting through its Wells Fargo
Business Credit operating division, and having a business location at the address set forth below next to its signature.

                                    Recitals

            The Debtor, Acoustic Marketing Research, Inc., d/b/a Sonora Medical
Systems, Hearing Innovations Incorporated and the Secured Party are parties to a
Credit and Security Agreement of even date herewith (as the same may hereafter be amended, supplemented or restated from time to time, the "Credit Agreement")
setting forth the terms on which the Secured Party may now or hereafter extend credit to or for the account of the Debtor, Acoustic Marketing Research, Inc.
and Hearing Innovations Incorporated.

            As a condition to extending credit to or for the account of the
Debtor, the Secured Party has required the execution and delivery of this
Agreement by the Debtor.

            ACCORDINGLY, in consideration of the mutual covenants contained in the Loan Documents and herein, the parties hereby agree as follows:

            1.    Definitions. All terms defined in the Recitals hereto or in the Credit Agreement that are not otherwise defined herein shall have the meanings given to them therein. In addition, the following terms have the meanings set forth below:

            "Patents" means all of the Debtor's right, title and interest in and to patents or applications for patents, fees or royalties with respect to each, and including without limitation the right to sue for past infringement and damages therefor, and licenses thereunder, all as presently existing or hereafter arising or acquired, including without limitation the patents listed on Exhibit A.

            "Security Interest" has the meaning given in Section 2.

            "Trademarks" means all of the Debtor's right, title and interest in and to: (i) trademarks, service marks, collective membership marks, registrations and applications for registration for each, and the respective goodwill associated with each, (ii) licenses, fees or royalties with respect to each, (iii) the right to sue for past, present and future infringement, dilution and damages therefor, and (iv) licenses thereunder, all as presently existing or hereafter arising or acquired, including, without limitation, the marks listed on Exhibit B.

            2.    Security Interest. The Debtor hereby irrevocably pledges and assigns to, and grants the Secured Party a security interest (the "Security
Interest") with power of sale to the extent permitted by law, in the Patents and in the Trademarks to secure payment of the

Indebtedness. As set forth in the Credit Agreement, the Security Interest is coupled with a security interest in substantially all of the personal property of the Debtor. This Agreement grants only the Security Interest herein described, is not intended to and does not affect any present transfer of title of any trademark registration or application and makes no assignment and grants no right to assign or perform any other action with respect to any intent to use trademark application, unless such action is permitted under 15 U.S.C. ss. 1060.

            3.    Representations, Warranties and Agreements. The Debtor
represents, warrants and agrees as follows:

            (a)   EXISTENCE; AUTHORITY. The Debtor is a corporation duly
      organized, validly existing and in good standing under the laws of its state of incorporation, and this Agreement has been duly and validly authorized by all necessary corporate action on the part of the Debtor.

            (b)   PATENTS. Exhibit A accurately lists all Patents owned or
      controlled by the Debtor as of the date hereof, or to which the Debtor has a right as of the date hereof to have assigned to it, and accurately reflects the existence and status of applications and letters patent pertaining to the Patents as of the date hereof. If after the date hereof, the Debtor owns, controls or has a right to have assigned to it any
      Patents not listed on Exhibit A, or if Exhibit A ceases to accurately reflect the existence and status of applications and letters patent pertaining to the Patents, then the Debtor shall within 60 days provide written notice to the Secured Party with a replacement Exhibit A, which upon acceptance by the Secured Party shall become part of this Agreement.

            (c)   TRADEMARKS. Exhibit B accurately lists all Trademarks owned or controlled by the Debtor as of the date hereof and accurately reflects the existence and status of Trademarks and all applications and registrations pertaining thereto as of the date hereof; provided, however, that Exhibit
      B need not list common law marks (i.e., Trademarks for which there are no applications or registrations) which are not material to the Debtor's or any Affiliate's business(es). If after the date hereof, the Debtor owns or controls any Trademarks not listed on Exhibit B (other than common law marks which are not material to the Debtor's or any Affiliate's business(es)), or if Exhibit B ceases to accurately reflect the existence and status of applications and registrations pertaining to the Trademarks, then the Debtor shall promptly provide written notice to the Secured Party with a replacement Exhibit B, which upon acceptance by the Secured Party shall become part of this Agreement.

            (d)   AFFILIATES. As of the date hereof, no Affiliate owns,
      controls, or has a right to have assigned to it any items that would, if such item were owned by the Debtor, constitute Patents or Trademarks. If after the date hereof any Affiliate owns, controls, or has a right to have assigned to it any such items, then the Debtor shall promptly either: (i)
      cause such Affiliate to assign all of its rights in such item(s) to the
      Debtor; or (ii) notify the Secured Party of such item(s) and cause such
      Affiliate to execute and deliver to the Secured Party a patent and trademark security agreement substantially in the form of this Agreement.

                                       -2-

            (e)   TITLE. The Debtor has absolute title to each Patent and each
      Trademark listed on Exhibits A and B, free and clear of all Liens except
      Permitted Liens. The Debtor (i) will have, at the time the Debtor acquires any rights in Patents or Trademarks hereafter arising, absolute title to each such Patent or Trademark free and clear of all Liens except Permitted
      Liens, and (ii) will keep all Patents and Trademarks free and clear of all
      Liens except Permitted Liens.

            (f)   NO SALE. Except as permitted in the Credit Agreement, the
      Debtor will not assign, transfer, encumber or otherwise dispose of the
      Patents or Trademarks, or any interest therein, without the Secured
      Party's prior written consent.

            (g)   DEFENSE. The Debtor will at its own expense and using
      commercially reasonable efforts, protect and defend the Patents and
      Trademarks against all claims or demands of all Persons other than those holding Permitted Liens.

            (h)   MAINTENANCE. The Debtor will at its own expense maintain the
      Patents and the Trademarks to the extent reasonably advisable in its business including, but not limited to, filing all applications to obtain letters patent or trademark registrations and all affidavits, maintenance fees, annuities, and renewals possible with respect to letters patent, trademark registrations and applications therefor. The Debtor covenants that it will not abandon nor fail to pay any maintenance fee or annuity due and payable on any Patent or Trademark, nor fail to file any required affidavit or renewal in support thereof, without first providing the
      Secured Party: (i) sufficient written notice, of at least 30 days, to allow the Secured Party to timely pay any such maintenance fees or annuities which may become due on any Patents or Trademarks, or to file any affidavit or renewal with respect thereto, and (ii) a separate written power of attorney or other authorization to pay such maintenance fees or annuities, or to file such affidavit or renewal, should such be necessary or desirable.

            (i)   SECURED PARTY'S RIGHT TO TAKE ACTION. If the Debtor fails to perform or observe any of its covenants or agreements set forth in this
      Section 3, and if such failure continues for a period of ten (10) calendar days after the Secured Party gives the Debtor written notice thereof (or, in the case of the agreements contained in subsection (h), immediately upon the occurrence of such failure, without notice or lapse of time), or if the Debtor notifies the Secured Party that it intends to abandon a
      Patent or Trademark, the Secured Party may (but need not) perform or observe such covenant or agreement or take steps to prevent such intended abandonment on behalf and in the name, place and stead of the Debtor (or, at the Secured Party's option, in the Secured Party's own name) and may
      (but need not) take any and all other actions which the Secured Party may reasonably deem necessary to cure or correct such failure or prevent such intended abandonment.

            (j)   COSTS AND EXPENSES. Except to the extent that the effect of such payment would be to render any loan or forbearance of money usurious or otherwise illegal under any applicable law, the Debtor shall pay the
      Secured Party on demand the amount of all moneys expended and all costs and expenses (including reasonable attorneys' fees and

                                       -3-

      disbursements) incurred by the Secured Party in connection with or as a result of the Secured Party's taking action under subsection (i) or exercising its rights under Section 6, together with interest thereon from the date expended or incurred by the Secured Party at the Default Rate.

            (k)   POWER OF ATTORNEY. To facilitate the Secured Party's taking action under subsection (i) and exercising its rights under Section 6, the
      Debtor hereby irrevocably appoints (which appointment is coupled with an interest) the Secured Party, or its delegate, as the attorney-in-fact of the Debtor with the right (but not the duty) from time to time to create, prepare, complete, execute, deliver, endorse or file, in the name and on behalf of the Debtor, any and all instruments, documents, applications, financing statements, and other agreements and writings required to be obtained, executed, delivered or endorsed by the Debtor under this Section
      3, or, necessary for the Secured Party, after an Event of Default, to enforce or use the Patents or Trademarks or to grant or issue any exclusive or non-exclusive license under the Patents or Trademarks to any third party, or to sell, assign, transfer, pledge, encumber or otherwise transfer title in or dispose of the Patents or Trademarks to any third party. The Debtor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. The power of attorney granted herein shall terminate upon the termination of the Credit Agreement as provided therein and the payment and performance of all Indebtedness.

            4.    Debtor's Use of the Patents and Trademarks. The Debtor shall be permitted to control and manage the Patents and Trademarks, including the right to exclude others from making, using or selling items covered by the
Patents and Trademarks and any licenses thereunder, in the same manner and with the same effect as if this Agreement had not been entered into, so long as no
Event of Default occurs and remains uncured.

            5.    Events of Default. Each of the following occurrences shall constitute an event of default under this Agreement (herein called "Event of
Default"): (a) an Event of Default, as defined in the Credit Agreement, shall occur; or (b) the Debtor shall fail promptly to observe or perform any covenant or agreement herein binding on it; or (c) any of the representations or warranties contained in Section 3 shall prove to have been incorrect in any material respect when made.

            6.    Remedies. Upon the occurrence of an Event of Default and at any time thereafter, the Secured Party may, at its option, take any or all of the following actions:

            (a)   The Secured Party may exercise any or all remedies available under the Credit Agreement.

            (b)   The Secured Party may sell, assign, transfer, pledge, encumber or otherwise dispose of the Patents and Trademarks.

            (c)   The Secured Party may enforce the Patents and Trademarks and any licenses thereunder, and if Secured Party shall commence any suit for such enforcement, the Debtor shall, at the request of Secured Party, do any and all lawful acts and execute any and all proper documents required by Secured Party in aid of such enforcement.

                                       -4-

            7.    Miscellaneous. This Agreement can be waived, modified,
amended, terminated or discharged, and the Security Interest can be released, only explicitly in a writing signed by the Secured Party. A waiver signed by the
Secured Party shall be effective only in the specific instance and for the specific purpose given. Mere delay or failure to act shall not preclude the exercise or enforcement of any of the Secured Party's rights or remedies. All rights and remedies of the Secured Party shall be cumulative and may be exercised singularly or concurrently, at the Secured Party's option, and the exercise or enforcement of any one such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other. All notices to be given to Debtor under this Agreement shall be given in the manner and with the effect provided in the Credit Agreement. The Secured Party shall not be obligated to preserve any rights the Debtor may have against prior parties, to realize on the Patents and Trademarks at all or in any particular manner or order, or to apply any cash proceeds of Patents and Trademarks in any particular order of application. This Agreement shall be binding upon and inure to the benefit of the Debtor and the Secured Party and their respective participants, successors and assigns and shall take effect when signed by the Debtor and delivered to the Secured Party, and the Debtor waives notice of the Secured
Party's acceptance hereof. The Secured Party may execute this Agreement if appropriate for the purpose of filing, but the failure of the Secured Party to execute this Agreement shall not affect or impair the validity or effectiveness of this Agreement. A carbon, photographic or other reproduction of this
Agreement or of any financing statement signed by the Debtor shall have the same force and effect as the original for all purposes of a financing statement. This
Agreement shall be governed by the internal law of New York without regard to conflicts of law provisions. If any provision or application of this Agreement is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not affect other provisions or applications which can be given effect and this Agreement shall be construed as if the unlawful or unenforceable provision or application had never been contained herein or prescribed hereby. All representations and warranties contained in this
Agreement shall survive the execution, delivery and performance of this
Agreement and the creation and payment of the Indebtedness.

                                       -5-

            THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR
PROCEEDING BASED ON OR PERTAINING TO THIS AGREEMENT.

            IN WITNESS WHEREOF, the parties have executed this Patent and
Trademark Security Agreement as of the date written above.

MISONIX, INC.                                   MISONIX, INC.
1938 New Highway
Farmingdale, NY 11735
                                                By: /s/ Richard Zaremba
                                                    -------------------
                                                        Richard Zaremba
                                                        Senior Vice President

Wells Fargo Bank, National Association          WELLS FARGO BANK, NATIONAL
119 West 40th Street                            ASSOCIATION
New York, NY  10018

                                                By: /s/ Christopher Stavrakos
                                                    -------------------------
                                                        Christopher Stavrakos,
                                                        Senior Vice President

                                       -6-

STATE OF NEW YORK   )
                    ss.:
COUNTY OF NASSAU    )

            On the 29th day of December, in the year 2006, before me personally came Richard Zaremba, to me known, who, being by me duly sworn, did depose and say that he resides in _______________________________________; that he is the
Senior Vice President of MISONIX, INC., the corporation described in and which executed the above instrument; and that he signed his name thereto by authority of the board of directors of said corporation.

                                                ________________________________
                                                         Notary Public

STATE OF NEW YORK   )
                    ss.:
COUNTY OF NASSAU    )

            On the 29th day of December, in the year 2006, before me personally came Christopher Stavrakos, to me known, who, being by me duly sworn, did depose and say that he resides in _______________________________________; that he is the Senior Vice President of WELLS FARGO BUSINESS BANK, NATIONAL ASSOCIATION,
acting through its Wells Fargo Business Credit operating division, the entity described in and which executed the above instrument; and that he signed his name thereto by authority of said entity.

                                                ________________________________
                                                         Notary Public

                                       -7-

                                    EXHIBIT A

                        UNITED STATES PATENT APPLICATIONS

                Title                        Serial Number          Filing Date
                -----                        -------------          -----------

Cavitation Device                              4,920,954             5/01/1990

Fluid Processing                               5,026,167             6/25/1991

Fluid Processing                               5,032,027             7/16/1991

Wire with Sheath                               5,248,296             9/23/1993

Guidewire Guides                               5,306,261             4/26/1994

Guidewire Guides                               5,443,456             8/22/1995

Flow-thru Transducer                           5,371,429            12/06/1994

Catheter Sheath                                5,397,293             3/14/1995

Liposuction                                    5,419,761             5/30/1995

Flow-thru Transducer                           5,465,468            11/14/1995

Atomizer Horn                                  5,516,043             5/14/1996

Ultrasonic Probes                              5,527,273             6/18/1996

Autoclavable Switch                            5,769,211             6/23/1998

Shock Wave Hydrophone                          5,072,426            12/10/1991

Vented Ultrasonic Transducer                   4,741,731             5/03/1988

Apparatus for Eliminating Air Bubbles          5,151,083             9/29/1992

Ultrasonic Needle with Sleeve                  5,151,084             9/29/1992

Bubble Control Device                          5,486,162             1/23/1996

Ultrasonic Surgical Probe                      5,562,609            10/08/1996

Needle for Ultrasonic Surgical Probe           5,562,610            10/08/1996

Magnetic Ball Valves                           5,904,669            05/18/1999

Ultrasonic Probe                               6,270,471             8/07/2001

Ultrasonic Blade                               6,443,969             9/03/2002

Ultrasonic Blade                               6,379,371             4/30/2002

Infiltration Cannula with Teflon               6,375,648             4/23/2002

Skinless Sausage or Frankfurter                6,326,039            12/04/2001

Manufacturing Method & Apparatus               6,322,832            11/27/2001

Method & Device for Manufacturing              6,146,674            11/14/2000

Ultrasonic Dissection & Coagulation            6,063,050             5/16/2000

Ultrasonic Dissection & Coagulation            6,036,667             3/14/2000

Non-clogging Catheter                          6,582,440             6/24/2003

Ultrasonic Horn Assembly                       6,578,659             6/17/2003

Thermal Film Ultrasonic                        6,454,730             9/24/2002

Ultrasonic Probe with Low Friction             6,613,056             9/02/2003

Ultrasonic Medical Treatment Device            6,648,839            11/18/2003

Fingerprint Processing Chamber                 6,660,054            12/09/2003

Ultrasonic Medical Treatment Device            6,736,814             5/18/2004

Ultrasonic Cleaning Probe                      6,799,729            10/05/2004

RF Cauterization                               6,902,536             6/07/2005

Ultrasonic Horn                                7,004,282             2/28/2006

                             FOREIGN ISSUED PATENTS

                                      NONE

                        UNITED STATES PATENT APPLICATIONS

                                      NONE

                                       A-2

                                    EXHIBIT B

                 UNITED STATES ISSUED TRADEMARKS, SERVICE MARKS
                         AND COLLECTIVE MEMBERSHIP MARKS

                                  REGISTRATIONS

                                 Registration Number           Registration Date
               Mark                 Serial Number                 Filing Date
               ----              -------------------           -----------------

      Sonicone                        76647416                     9/26/2005

      Sonatheim                        7667414                     8/13/2004

      Misonix                          2812718                     2/10/2004

      Mystaire                         2611532                     8/27/2000

      Aura                             2320805                     2/22/2000

      Misonix                          2051093                     3/27/2003

      Misonix                         74467619                    12/09/1993

      Misonix                         74467609                     2/13/2003

      Water Web                       73325806                     4/03/2002

      Sonimist                        73263563                    12/07/1982

      Astrason                        73263562                     7/14/2002

                                  APPLICATIONS

                           COLLECTIVE MEMBERSHIP MARKS

                               UNREGISTERED MARKS